UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 1, 2016

Tessera Holding Corporation

(Exact name of Registrant as specified in its charter)

Delaware		81-4465732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 Orchard Parkway

San Jose, California 95134

(Address of Principal Executive Offices)

(408) 321-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On December 1, 2016, as described in the Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 19, 2016, among Tessera Technologies, Inc. (“Tessera”), DTS, Inc. (“DTS”), Tessera Holding Corporation (f/k/a Tempe Holdco Corporation) (“Tessera Holding”), Tempe Merger Sub Corporation (“Parent Merger Sub”) and Arizona Merger Sub Corporation, among other things, Tessera implemented a holding company reorganization whereby Parent Merger Sub merged with and into Tessera (the “Parent Merger”), with Tessera as the surviving corporation. As a result of the Parent Merger, Tessera became a wholly owned subsidiary of Tessera Holding. Following the Parent Merger, Tessera Holding, a Delaware corporation, became the successor issuer to Tessera, a Delaware corporation. This Current Report on Form 8-K is being filed for the purpose of establishing Tessera Holding as the successor issuer to Tessera pursuant to Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose certain related matters. Pursuant to Rule 12g-3(a) promulgated under the Exchange Act, shares of Tessera Holding common stock, par value $0.001 per share, as successor issuer to Tessera, are deemed registered under Section 12(b) of the Exchange Act.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

At the effective time of the Parent Merger, each share of Tessera common stock was converted into an equivalent corresponding share of Tessera Holding common stock, having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of Tessera common stock being converted. Accordingly, upon consummation of the Parent Merger, Tessera’s stockholders immediately prior to the consummation of the Parent Merger became stockholders of Tessera Holding. The stockholders of Tessera will not recognize gain or loss for U.S. federal income tax purposes upon the conversion of their shares in the Parent Merger. The Parent Merger was conducted pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the “DGCL”), which provides for the formation of a holding company without a vote of the stockholders of the constituent corporation. The conversion of Tessera common stock occurred automatically without an exchange of stock certificates. After the Parent Merger, unless exchanged, stock certificates that previously represented shares of Tessera common stock now represent the same number of shares of Tessera Holding common stock. Following the consummation of the Parent Merger, shares of Tessera Holding common stock will continue to trade on the NASDAQ Global Select Market (“NASDAQ”) on an uninterrupted basis under the symbol “TSRA” with a new CUSIP number (#88166T101). Immediately after consummation of the Parent Merger, Tessera Holding had, on a consolidated basis, the same assets, businesses and operations as Tessera had immediately prior to the consummation of the Parent Merger.

At the effective time of the Parent Merger, (i) each then outstanding option to purchase shares of Tessera common stock was assumed by Tessera Holding and converted into an option to purchase shares of Tessera Holding common stock, (ii) each then outstanding share of Tessera restricted stock was assumed by Tessera Holding and converted into an award of Tessera Holding restricted stock and (iii) each then outstanding Tessera restricted stock unit award was assumed by Tessera Holding and converted into a Tessera Holding restricted stock unit award, in each case with substantially the same terms and conditions as applied to such Tessera equity award immediately prior to the effective time of the Parent Merger.

Shares of Tessera Holding common stock will begin trading in lieu of shares of Tessera common stock on NASDAQ as of the open of trading on December 2, 2016. Tessera intends to file a Form 15 with the SEC and take other actions as necessary to terminate the registration under the Exchange Act of shares of Tessera common stock and suspend all of its reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The foregoing description of the Merger Agreement and the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Tessera on September 20, 2016 and which is incorporated herein by reference. The Merger Agreement and this summary are not intended to modify or supplement any factual disclosures about Tessera Holding, DTS or Tessera, and should not be relied upon as disclosure about Tessera Holding, DTS or Tessera without consideration of the periodic and current reports and statements that Tessera Holding, DTS and Tessera file with the Securities and Exchange Commission (the “SEC”). The terms of the Merger Agreement govern the contractual rights and relationships, and allocate risks, among the parties in relation to the transactions contemplated by the Merger Agreement. In particular, the representations and warranties made by the parties to each other in the Merger Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Merger Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact. Tessera Holding acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03 Material Modification to the Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Parent Merger, Tessera Holding assumed the sponsorship of the (i) Employee Stock Purchase Plan, (ii) Tessera Technologies, Inc. International Employee Stock Purchase Plan and (iii) Tessera Technologies, Inc. Sixth Amended and Restated 2003 Equity Incentive Plan, each listed as (a) Appendix B to the Definitive Proxy Statement on Schedule 14A (File No. 0-50460) filed by Tessera on April 16, 2013, (b) Exhibit 10.1 to the Quarterly Report on Form 10-Q (File No. 0-50460) filed by Tessera on May 2, 2016, (c) Appendix C to the Definitive Proxy Statement on Schedule 14A (File No. 0-50460) filed by Tessera on April 16, 2013 and (d) Appendix A to the Definitive Proxy Statement on Schedule 14A (File No. 0-50460) filed by Tessera on March 18, 2015, respectively, and incorporated herein by reference, as well as the outstanding awards granted thereunder and the remaining shares available thereunder, including any awards granted to Tessera Holding’s executive officers, in each case subject to applicable adjustments in the manner set forth in the Merger Agreement to such awards and remaining shares available under each such plan.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On December 1, 2016, Tessera Holding restated its Certificate of Incorporation (as restated, the “Restated Certificate of Incorporation”) and amended and restated its Bylaws (as amended and restated, the “Amended and Restated Bylaws”) to each be substantially identical to those of Tessera immediately prior to the consummation of the Parent Merger, except for changing Tessera Holding’s name as permitted by Section 251(g) of the DGCL. Prior to the consummation of the Parent Merger, the sole stockholder of Tessera Holding approved the adoption of the Restated Certificate of Incorporation. The Restated Certificate of Incorporation was filed with the Delaware Secretary of State on December 1, 2016.

The foregoing descriptions of the Restated Certificate of Incorporation and the Amended and Restated Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Restated Certificate of Incorporation and the Amended and Restated Bylaws, copies of which are attached hereto as Exhibits 3.1 and 3.2 hereto, respectively, each of which is incorporated herein by reference.

Item 5.05 Amendments to Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On December 1, 2016, Tessera Holding adopted a Code of Business Conduct and Ethics Policy (the “Code”) that was approved by the board of directors of Tessera Holding on December 1, 2016, and which applies to all directors, officers and employees of Tessera Holding and its subsidiaries.

The foregoing description of the Code does not purport to be complete and is qualified in its entirety by reference to the full text of the Code, a copy of which is attached hereto as Exhibit 14.1 and is incorporated herein by reference. The Code is available on Tessera’s website at http://tsra.client.shareholder.com/corporate-governance.cfm.

Item 8.01 Other Events.

In connection with the Parent Merger and by operation of Rule 12g-3(a) promulgated under the Exchange Act, Tessera Holding is the successor issuer to Tessera and has succeeded to the attributes of Tessera as the registrant. Tessera Holding common stock is deemed to be registered under Section 12(b) of the Exchange Act, and Tessera Holding is subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. Tessera Holding hereby reports this succession in accordance with Rule 12g-3(f) promulgated under the Exchange Act.

The description of Tessera Holding’s capital stock provided in Exhibit 99.1 hereto which is incorporated by reference herein, will be available for incorporation by reference into certain of Tessera Holding’s filings with the SEC pursuant to the Securities Act of 1933, as amended, the Exchange Act, and the rules and forms promulgated thereunder.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 19, 2016, among Tessera Technologies, Inc., DTS, Inc., Tessera Holding Corporation (f/k/a Tempe Holdco Corporation), Tempe Merger Sub Corporation and Arizona Merger Sub Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Tessera Technologies, Inc. on September 20, 2016)

3.1	Restated Certificate of Incorporation of Tessera Holding Corporation (f/k/a Tempe Holdco Corporation)

3.2	Amended and Restated Bylaws of Tessera Holding Corporation (f/k/a Tempe Holdco Corporation)

10.1	Employee Stock Purchase Plan, as amended and restated effective July 31, 2013 (incorporated by reference to Appendix B to Tessera’s Definitive Proxy Statement (File No. 0-50460), filed April 16, 2013)

10.2	Amendment No. 1 to Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.1 to Tessera’s Quarterly Report on Form 10-Q (File No. 0-50460), filed May 2, 2016)

10.3	Tessera Technologies, Inc. International Employee Stock Purchase Plan, as amended and restated effective January 30, 2013 (incorporated by reference to Appendix C to Tessera’s Definitive Proxy Statement (File No. 0-50460), filed April 16, 2013)

10.4	Tessera Technologies, Inc. Sixth Amended and Restated 2003 Equity Incentive Plan (incorporated by reference to Appendix A to Tessera’s Definitive Proxy Statement, filed March 18, 2015)

14.1	Code of Business Conduct and Ethics of Tessera Holding Corporation (f/k/a Tempe Holdco Corporation), dated December 1, 2016

99.1	Description of Capital Stock of Tessera Holding Corporation (f/k/a Tempe Holdco Corporation)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2016

TESSERA HOLDING CORPORATION

By:	/s/ Thomas Lacey
Name:	Thomas Lacey
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 19, 2016, among Tessera Technologies, Inc., DTS, Inc., Tessera Holding Corporation (f/k/a Tempe Holdco Corporation), Tempe Merger Sub Corporation and Arizona Merger Sub Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Tessera Technologies, Inc. on September 20, 2016)

3.1	Restated Certificate of Incorporation of Tessera Holding Corporation (f/k/a Tempe Holdco Corporation)

3.2	Amended and Restated Bylaws of Tessera Holding Corporation (f/k/a Tempe Holdco Corporation)

10.1	Employee Stock Purchase Plan, as amended and restated effective July 31, 2013 (incorporated by reference to Appendix B to Tessera’s Definitive Proxy Statement (File No. 0-50460), filed April 16, 2013)

10.2	Amendment No. 1 to Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.1 to Tessera’s Quarterly Report on Form 10-Q (File No. 0-50460), filed May 2, 2016)

10.3	Tessera Technologies, Inc. International Employee Stock Purchase Plan, as amended and restated effective January 30, 2013 (incorporated by reference to Appendix C to Tessera’s Definitive Proxy Statement (File No. 0-50460), filed April 16, 2013)

10.4	Tessera Technologies, Inc. Sixth Amended and Restated 2003 Equity Incentive Plan (incorporated by reference to Appendix A to Tessera’s Definitive Proxy Statement, filed March 18, 2015)

14.1	Code of Business Conduct and Ethics of Tessera Holding Corporation (f/k/a Tempe Holdco Corporation), dated December 1, 2016

99.1	Description of Capital Stock of Tessera Holding Corporation (f/k/a Tempe Holdco Corporation)